UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☒    Definitive Proxy Statement
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☐    Soliciting Material Pursuant to §240.14a-12

MEDAVAIL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
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MEDAVAIL HOLDINGS, INC.
6665 MILLCREEK DR. UNIT 1,
MISSISSAUGA, ONTARIO, CANADA
L5N 5M4
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Time on Tuesday, June 29, 2021
Dear Stockholders of MedAvail Holdings, Inc.:
We cordially invite you to attend the virtual 2021 annual meeting of stockholders (the “Annual Meeting”) of MedAvail Holdings, Inc. (f/k/a MYOS RENS Technology Inc.), a Delaware corporation, which will be held on Tuesday, June 29, 2021 at 11:00 a.m. Eastern Time, via live webcast at www.virtualshareholdermeeting.com/MDVL2021. You will be able to attend the meeting online and submit questions during the meeting by visiting the website listed above. You will also be able to vote your shares electronically at the annual meeting. This meeting is being held for the following purposes, as more fully described in the accompanying proxy statement:
1.    To elect two Class I directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;
2.    To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;
3.    To approve, on a non-binding advisory basis, the executive compensation of the company’s named executive officers for the year ended December 31, 2020; and
4.    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on May 3, 2021 as the record date for the Annual Meeting. Only stockholders of record on May 3, 2021 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
On or about May 6, 2021, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address:www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.
We appreciate your continued support of MedAvail Holdings, Inc.

By Order of the Board of Directors,
/s/ Ed Kilroy
Chief Executive Officer Ontario, Canada April 30, 2021

Important Notice Regarding Proxy Materials for the Stockholder Meeting
to be Held on June 29, 2021

The Notice of Annual Meeting, Proxy Statement and Form of Proxy are first being mailed on or about May 6, 2021 to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and our 2020 Annual Report are also available on the Company’s website.
Virtual Meeting Admission
Stockholders of record as of May 3, 2021 will be able to participate in the virtual Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/MDVL2021. To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card.
The Annual Meeting will begin promptly at 11:00 a.m. Eastern Time on Tuesday, June 29, 2021. Online check-in will begin at 10:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.
Voting. Whether or not you plan to virtually attend the Annual Meeting and regardless of the number of shares of common stock that you own, please cast your vote, at your earliest convenience, as instructed on your proxy card and/or voting instruction form. Your vote is very important. Your vote before the Annual Meeting will ensure representation of your shares at the Annual Meeting even if you are unable to virtually attend. You may submit your vote by the internet, telephone, mail or virtually at the Annual Meeting. Voting over the internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet or telephone, you help us reduce postage, printing and proxy tabulation costs. We encourage all holders of record to vote in accordance with the instructions on the proxy card and/or voting instruction form prior to the Annual Meeting even if they plan on virtually attending the Annual Meeting. Submitting a vote before the Annual Meeting will not preclude you from voting your shares at the Annual Meeting should you decide to virtually attend. You may vote using the following methods:

Computer:	Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the internet. During the Annual Meeting, visit our Annual Meeting website at www.virtualshareholdermeeting.com/MDVL2021
Mail:	Sign, date and return your proxy card/voting instruction form to vote by mail.
Phone:	Call the telephone number on your proxy card/voting instruction form to vote by telephone.

MEDAVAIL HOLDINGS, INC.
PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Time on Tuesday, June 29, 2021
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the virtual 2021 annual meeting of stockholders of MedAvail Holdings, Inc. (f/k/a MYOS RENS Technology Inc.), a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will held via live webcast at www.virtualshareholdermeeting.com/MDVL2021 on Tuesday, June 29, 2021 at 11:00 a.m. Eastern Time. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 6, 2021 to all stockholders entitled to vote at the Annual Meeting.

Virtual Stockholder Meeting
In light of the current COVID-19 pandemic and government orders related to activities in the state and county where we usually hold our annual meeting of stockholders, we believe a virtual meeting would allow the greatest number of stockholders to attend. As such, our 2021 Annual Meeting will be conducted exclusively online via live webcast, allowing all of our stockholders the option to participate in the live, online meeting from any location convenient to them, providing stockholder access to our Board and management, and enhancing participation while supporting the safety of our stockholders and maintaining legal compliance with government orders. Stockholders at the close of business on May 3, 2021 will be allowed to communicate with us and ask questions in our virtual stockholder meeting forum before and during the meeting. All directors and key executive officers are expected to be available to answer questions. For further information on the virtual meeting, please see the Q&A section below. Please note that there will not be a physical meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
What is a proxy statement and what is a proxy?
A proxy statement is a document that the rules and regulations of the United States, including the Securities and Exchange Commission (“SEC”), require us to give to you when it asks you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you delegate someone as your proxy in a written document, that document is also called a proxy or proxy card.
Why am I receiving these proxy materials?
You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the May 3, 2021 record date. As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
Pursuant to SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found on the Notice, along with instructions regarding procedures designed to ensure the authenticity and correctness of your proxy vote.
In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. In connection with our upcoming Annual Meeting, if you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which is described more fully in this proxy statement. In addition, management will report on our performance and respond to questions from stockholders.
What matters am I voting on?
You will be voting on:
•the election of two Class I directors to serve until our 2024 annual meeting of stockholders and until their successors are duly elected and qualified;
•a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;
•to approve, on a non-binding advisory basis, the executive compensation of our named executive officers for the year ended December 31, 2020; and
•any other business as may properly come before the Annual Meeting.
How does the board of directors recommend I vote on these proposals?
Our board of directors recommends a vote:
•“FOR” the election of Ed Kilroy and Gerard van Hamel Platerink as Class I directors;
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and
•“FOR” the approval of compensation awarded to our named executive officers for the year ended December 31, 2020.
Who is entitled to vote?
Holders of our common stock as of the close of business on May 3, 2021, the record date for the Annual Meeting, may vote at the Annual Meeting. As of April 29, 2021, there were 31,945,803 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote while virtually attending the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to virtually attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock during the virtual Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?
•Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.
•Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 3: The advisory vote to approve the compensation of our named executive officers, will be approved if the majority of the shares of our common stock present in attendance or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal. The result of this vote will be considered an advisory vote of our stockholders.
What is the quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the virtual Annual Meeting will constitute a quorum at the virtual Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 28, 2021 (have your Notice or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-690-6903 (have your Notice or proxy card in hand when you call);
•by completing and mailing your proxy card (if you received printed proxy materials); or
•by attending the virtual Annual Meeting via the Internet and voting during the meeting (have your proxy card in hand and follow the directions).

Even if you plan to attend the Annual Meeting virtually, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend virtually.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares during the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the virtual Annual Meeting by:
•entering a new vote by Internet or by telephone;
•signing a later-dated proxy card and submitting it so that is received prior to the Annual Meeting in accordance with the instructions included in the proxy card;
•sending a written notice of revocation to the Secretary of MedAvail Holdings, Inc., in writing, at 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4, that must be received prior to the Annual Meeting, stating that you revoke your proxy; or
•virtually attending the meeting and voting your shares by electronic ballot at the virtual Annual Meeting.
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
Where is the Annual Meeting?
The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/MDVL2021.
Why are you holding a virtual meeting instead of a physical meeting?
In light of the current COVID-19 pandemic and government orders related to activities in the state and county where we operate, we believe that a virtual Annual Meeting would allow the greatest number of stockholders to attend. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and our company. We believe that hosting a virtual Annual Meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.
How can I attend the virtual Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively by a live audio webcast.
If you are a stockholder of record as of the close of business on May 3, 2021, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting, vote your shares and submit your questions online during the meeting by visiting www.virtualshareholdermeeting.com/MDVL2021. You will need to enter the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a stockholder holding your shares in “street name” as of the close of business on May 3, 2021, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank, trustee or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid “legal proxy” from your broker, bank, trustee or other nominee.
The online meeting will begin promptly at 11:00 a.m. Eastern Time on June 29, 2021. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.
If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/MDVL2021, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions). Please note that questions that are pertinent to meeting matters will be answered during the meeting, subject to time constraints, and questions that are not pertinent to meeting matters or that are otherwise inappropriate will not be answered.
What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the virtual Annual Meeting webcast please call the technical support number that will be posted on the Annual Meeting website log-in page.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Ed Kilroy, our Chief Executive Officer, and Ryan Ferguson, our Chief Financial Officer, have been designated as proxy holders by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 6, 2021 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
How are proxies solicited for the Annual Meeting?
Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the virtual Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
MedAvail Holdings, Inc.
Attention: Investor Relations
6665 Millcreek Dr. Unit 1
Mississauga, Ontario, Canada, L5N 5M4
Tel: (905) 812-0023
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than [March 22], 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
MedAvail Holdings, Inc.
6665 Millcreek Dr. Unit 1
Mississauga, Ontario, Canada, L5N 5M4
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such meeting,

(ii) otherwise properly brought before such meeting by or at the direction of our board of directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2022 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•not earlier than February 20, 2022; and
•not later than the close of business on March 22, 2021.
In the event that we hold our 2022 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before our 2022 annual meeting of stockholders and no later than the close of business on the later of the following two dates:
•the 90th day prior to our 2022 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of our 2022 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Explanatory Note Regarding Our Recent Merger
On November 17, 2020 our wholly-owned subsidiary, Matrix Merger Sub, Inc., a corporation formed in the State of Delaware ("Merger Sub"), merged with and into MedAvail, Inc., ("Private MedAvail"), the corporate existence of Merger Sub ceased, and Private MedAvail became our wholly-owned subsidiary (the "Merger"). As of result of the Merger, we acquired the business of Private MedAvail. Prior to the effective time of the Merger, on November 16, 2020, we contributed substantially all of the assets and liabilities of the pre-Merger Company MYOS RENS Technology Inc. ("MYOS"), to MYOS Corp., a Delaware corporation, ("MYOS Corp."), in exchange for all the outstanding shares of common stock MYOS Corp. On November 18, 2020, the MYOS shareholders of record existing as of October 2, 2020 were issued a pro rata dividend of all the outstanding shares of MYOS Corp. Immediately after the completion of the Merger, we reincorporated as a Delaware corporation and adopted “MedAvail Holdings, Inc.” as our company name.We, as the company post-Merger, operate under the name “MedAvail Holdings” and our trading symbol is “MDVL.”
On November 17, 2020 in connection with the Merger, MYOS effected a reverse stock split at a ratio of one new share for every 12 shares of MYOS common stock outstanding (the "Reverse Stock Split"). At the effective time of the Merger, each share of Private MedAvail’s capital stock (on an as converted to Private MedAvail common stock basis) issued and outstanding immediately prior to the Merger converted into the right to receive approximately 1.26 shares of our common stock (the "Exchange Ratio"). As a result, 30,665,560 shares of our common stock were issued to former holders of Private MedAvail's issued and outstanding capital stock after adjustments due to rounding for fractional shares.
The Merger was treated as a recapitalization and reverse acquisition for us for financial reporting purposes, and Private MedAvail is considered the acquirer for accounting purposes.
As a result of the Merger and the change in our business and operations, a discussion of the past financial results of MYOS is not pertinent, and under applicable accounting principles, the historical financial results of Private MedAvail, the accounting acquirer, prior to the Merger are considered our historical financial results.
Pursuant to the terms of the Merger, all of the executive officers and members of board of directors of MYOS prior to the Merger resigned, and our current executive officers and members of our board of directors were appointed to their applicable offices, concurrent with the closing of the Merger. In this Proxy Statement, we discuss both the former executive officers and members of the board of MYOS directors prior to the Merger and our current executive officers and members of our board of directors.
Unless otherwise indicated, references in this proxy statement to the “Company,” “MedAvail,” “we,” “us,” or “our” refer to MedAvail Holdings, Inc. (f/k/a MYOS RENS Technology Inc.). References to “MYOS” refer to MYOS RENS Technology Inc. prior to the Merger, and references to “Private MedAvail” refer to MedAvail, Inc. prior to the Merger.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently composed of eight members. Four of our directors are independent within the meaning of the listing standards of The NASDAQ Stock Market. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
The following table sets forth the names, ages as of April 1, 2021 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our board of directors:

Directors with Terms Expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Ed Kilroy	I	61	Chief Executive Officer, President and Director	2012	2021	2024
Gerard van Hamel Platerink	I	52	Director	2012	2021	2024
Continuing Directors
Helen Ciesielski (1)(3)	II	35	Director	2018	2022	-
Gerald Gradwell (1)(3)	II	53	Director	2018	2022	-
Rob Faulkner	III	58	Director	2020	2023	-
Glen Stettin (2)	III	57	Director	2018	2023	-
Michael Kramer (1)(2)	III	45	Director	2020	2023	-
__________________________________
(1)Member of our Audit Committee
(2)Member of our Compensation Committee
(3)Member of our Nominating and Corporate Governance Committee
Nominees for Director
Ed Kilroy. Mr. Kilroy has served as our President and Chief Executive Officer and a member of our board of directors since November 2020 and has served as Private MedAvail's President and Chief Executive Officer and a member of Private MedAvail's board of directors since November 2012. Mr. Kilroy previously served as Chief Executive Officer of Symcor, one of Canada's largest providers of business and payments processing services from January 2005 to November 2010. Prior to that, Mr. Kilroy served as President of IBM Canada Ltd. from April 2000 to January 2005. Mr. Kilroy received a B.A. in Administrative Sciences from Yale University.
We believe that Mr. Kilroy's extensive business and leadership experience in the healthcare industry qualify him to serve on our board of directors.
Gerard van Hamel Platerink. Mr. van Hamel Platerink has served as Chairperson of our board of directors since November 2020 and has served on Private MedAvail's board of directors since June 2012, including serving as Chairperson of Private MedAvail's board of directors since August 2020. Mr. van Hamel Platerink has been a Managing Director at Redmile Group, LLC, a health care-focused investment firm, since May 2012. Prior to Redmile, Mr. van Hamel Platerink worked as a healthcare investor at Accuitive Medical Ventures from January 2003 to May 2012, and prior to that as an analyst at Citigroup Salomon Smith Barney and Kleinwort Benson. Mr. van Hamel Platerink has also been a director of Augmedix, Inc. since April 2016. Mr. van Hamel Platerink holds a B.S. in Physics from St. Andrews University and an MBA from Cambridge University.
We believe that Mr. van Hamel Platerink’s extensive business and leadership experience in the healthcare industry qualify him to serve on our board of directors.

Continuing Directors
Helen Ciesielski. Ms. Ciesielski has served on our board of directors since November 2020 and has served on Private MedAvail's board of directors since May 2018. Since February 2017 Ms. Ciesielski has been a Principal at Lewis & Clark Ventures, where she focuses on healthcare investments. From November 2011 to January 2017, Ms. Ciesielski served in various roles at Ascension Ventures, a healthcare-focused venture fund, where she most recently served as Principal. Ms. Ciesielski previously worked in investment banking at The Fortune Group. Ms. Ciesielski received a B.A. in Politics & Government and Business from the University of Puget Sound, and an M.B.A from University of Portland.
We believe that Ms. Ciesielski’s broad experience as an investor in healthcare companies qualifies her to serve on our board of directors.
Gerald Gradwell. Mr. Gradwell has served on our board of directors November 2020 and has served on Private MedAvail's board of directors from March 2013 to December 2017 and since May 2018. Mr. Gradwell has served as Senior Vice President of Special Projects & Investor Relations at Walgreens Boots Alliance, Inc. since January 2015. From 2000 to 2015, Mr. Gradwell served in various leadership roles at Alliance Boots GmbH, where he most recently served as Group Director of Special Projects and Investor Relations. Prior to joining Alliance Boots GMBH, Mr. Gradwell spent 15 years as a stockbroker, banker and international capital markets advisor.
We believe that Mr. Gradwell’s current and prior experience advising publicly traded companies and his extensive experience as an executive in the healthcare and pharmaceutical industries qualify him to serve on our board of directors.
Rob Faulkner. Mr. Faulkner has served on our board of directors since November 2020 and has served on Private MedAvail's board of directors since February 2020. Mr. Faulkner has been a Managing Director at Redmile Group, LLC, a health care-focused investment firm, since February 2008. Prior to Redmile, Mr. Faulkner was a sell-side equity analyst for 16 years, from 1992 to 2008, including at Hambrecht & Quist (now JPMorgan), Thomas Weisel Partners (now Stifel Financial Corp.) and SG Warburg & Co. (now UBS). Mr. Faulkner holds an A.B. from Harvard College and an MBA from the Tuck School of Business at Dartmouth College.
We believe that Mr. Faulkner’s extensive business and leadership experience in the healthcare industry, qualifies him to serve on our board of directors.
Glen Stettin, M.D. Dr. Stettin has served on our board of directors since November 2020 and has served on Private MedAvail's board of directors since May 2018. Dr. Stettin currently serves as Senior VP and Chief Innovation Officer at Express Scripts Holding Co., a subsidiary of Cigna, where he has held various leadership positions since 2012. Prior to Express Scripts, Dr. Stettin served in leadership roles in several functional areas, including product, technology, clinical and operations at Medco Health Solutions, Inc. from 1995 to 2012. Dr. Stettin completed his residency in internal medicine at the University of California, San Francisco, where he also served as medical chief resident and assistant chief of the medical service, Moffitt Hospital, and was a fellow in cardiology and Robert Wood Johnson Clinical Scholar at UCSF/Stanford. He received a B.A. in Premedical Sciences from Lehigh University and an M.D. from the Medical College of Pennsylvania.
We believe that Dr. Stettin’s extensive experience as an executive in healthcare companies qualifies him to serve on our board of directors.
Michael Kramer. Mr. Kramer has served on our board of directors since November 2020 and has served on Private MedAvail's board of directors since August 2020. Since September 2017, Mr. Kramer has been an Operating Partner at CRG LP, a healthcare-focused investment firm, where he focuses on medical device investments. Since September 2017, Mr. Kramer has also served as Chief Financial Officer for Eximis Surgical, Inc., a medical device company developing technology for performing minimally invasive specimen removal in laparoscopic surgery. From to February 2016 to February 2017, Mr. Kramer served as Chief Operating Officer of the TriVascular operations of Endologix, Inc., a medical device company focused on developing minimally invasive technologies for aortic disorders. Prior to TriVascular, Inc.’s acquisition by Endologix, from 2010 to 2016, Mr. Kramer served as

TriVascular’s Chief Financial Officer. From 2006 to 2010 Mr. Kramer held various leadership positions at ATS Medical, Inc., a developer and manufacturer of products and services focused on cardiac surgery, including serving as ATS’s Chief Financial Officer from 2007 to 2010. Mr. Kramer also previously served as a manager in the assurance and advisory services practice at Ernst & Young LLP. From August 2018 to August 2020, Mr. Kramer served as Executive Chairman of Benvenue Medical, Inc., a private medical device company. Mr. Kramer received his Bachelor of Accountancy from the University of North Dakota. Mr. Kramer is a certified public accountant (inactive).
We believe that Mr. Kramer’s extensive experience as an executive in publicly traded healthcare companies, his broad experience as an investor in medical device companies, as well as his finance experience qualify him to serve on our board of directors.
Director Independence
Our common stock is listed on The NASDAQ Capital Market. Under the rules of The Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors within a specified period of time after listing on The Nasdaq Stock Market. Under Nasdaq Listing Rule 5605(a)(2), a director will qualify as an “independent director” only if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our board of directors has reviewed the independence of each director and determined that each of its directors other than Mr. Kilroy, Mr. van Hamel Platerink and Mr. Faulkner, representing four of our seven directors, are independent directors under the rules of The Nasdaq Stock Market. Our board of directors will review the independence of each director at least annually. During these reviews, the board of directors will consider transactions and relationships between each director, and his or her immediate family and affiliates, and our company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with our company including its management.
In addition, the rules of The Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries. Members of the compensation committee must also satisfy additional independence requirements set forth in Nasdaq Listing Rule 5605(d)(2). In order to be considered independent for purposes of Nasdaq Listing Rule 5605(d)(2), a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries. Additionally, the board of directors of the listed company must consider whether the compensation committee member is an affiliated person of the listed company or any of its subsidiaries and, if so, must determine whether such affiliation would impair the director’s judgment as a member of the compensation committee.
We believe that a majority of our directors and the composition of our board of directors meets the requirements for independence under the current requirements of the SEC and The Nasdaq Stock Market. As required by The Nasdaq Stock Market, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. We intend to comply with future governance requirements to the extent they become applicable to us.

Board Leadership Structure
We believe that the structure of our board of directors and its committees provides strong overall management of our company. The roles of Chairperson of the Board and Chief Executive Officer are currently filled by separate individuals. Our board of directors believes that the separation of the offices of the Chairperson and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer, Ed Kilroy, to focus primarily on our business strategy, operations and corporate vision. However, as described in further detail in our corporate governance guidelines, our board of directors does not have a policy mandating the separation of the roles of Chairperson and Chief Executive Officer. Our board of directors elects our Chairperson and Chief Executive Officer, and each of these positions may be held by the same person or by different people. We believe that it is important that the board of directors retain flexibility to determine whether these roles should be separate or combined based upon the board’s assessment of our needs and our leadership at a given point in time.
We believe that independent and effective oversight of our business and affairs is maintained through the composition of our board of directors, the leadership of our independent directors and the committees of our board of directors and our governance structures and processes already in place. The Chairperson of our board of directors is not an independent director. In addition, our board of directors consists of a majority of independent directors, and the committees of our board of directors are composed of a majority of independent directors.
Board Meetings and Committees
During our fiscal year ended December 31, 2020, our board of directors held 10 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he served.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.
Our board of directors has established a standing audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors has assessed the independence of the members of each of these standing committees as defined under the rules of The Nasdaq Stock Market and, in the case of the audit committee, the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The composition and responsibilities of each of the committees of our board of directors are described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.
Audit Committee
During the year ended December 31, 2020, Ms. Ciesielski, Mr. Gradwell and Mr. Kramer served on our audit committee. Mr. Kramer serves as the chairperson of the audit committee. Our board of directors has determined that Ms. Ciesielski, Mr. Gradwell and Mr. Kramer meet the independence and experience requirements applicable to audit committee members under the rules of The Nasdaq Stock Market and the SEC and that Mr. Kramer is an “audit committee financial expert” as defined under applicable rules of the SEC. Our board of directors has assessed whether all members of the audit committee meet the composition requirements of The Nasdaq Stock Market, including the requirements regarding financial literacy and financial sophistication. Our board of directors found that Ms. Ciesielski, Mr. Gradwell and Mr. Kramer have met the financial literacy and financial sophistication requirements under SEC and The Nasdaq Stock Market rules. Our board of directors has determined that Ms. Ciesielski, Mr. Gradwell and Mr. Kramer meet the independence and experience, financial literacy and financial sophistication requirements under SEC and The Nasdaq Stock Market rules applicable to audit committee members. The audit committee’s primary responsibilities include:
•appointing and providing for the compensation of the independent registered public accounting firm to be engaged to prepare and issue an audit report and perform other audit, review or attest services;

•approving any other permissible non-audit services to be provided by the independent auditor;
•overseeing the work and evaluating the performance of the independent auditor, and, if so determined by the audit committee, terminating and replacing the independent auditor;
•reviewing and discussing, including with management and the independent auditor, the annual and quarterly financial statements;
•reviewing any proposed significant changes to accounting principles and practices;
•reviewing any material changes to the system of internal control over financial reporting;
•reviewing management’s report on effectiveness of internal control over financial reporting and, if applicable, the independent auditor’s audit of the effectiveness of our internal control over financial reporting;
•establishing a procedure for receipt, retention and treatment of any complaints or concerns received by the company about accounting, internal accounting controls or auditing matters;
•reviewing, approving and overseeing any related party transaction that would require disclosure pursuant to Item 404 of Regulation S-K;
•overseeing the implementation and enforcement of the company’s insider trading policy; and
•reviewing and evaluating any significant financial risk exposures facing the company and the steps the company’s management has taken to control and monitor such exposures.
All audit and non-audit services must be approved in advance by the audit committee. Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of The NASDAQ Stock Market. A copy of the charter of our audit committee is available on our website. During our fiscal year ended December 31, 2020, our audit committee held five meetings.
Compensation Committee
During the year ended December 31, 2020, Mr. Stettin and Mr. Kramer served on our compensation committee. Mr. Stettin served as the chair of the compensation committee. Mr. Stettin and Mr. Kramer meet the independence requirements of Nasdaq Rule 5605(d)(2).
The compensation committee’s responsibilities include:
•reviewing and recommending to the board of directors for its determination and approval the amount, form and terms of compensation of the company’s Chief Executive Officer and other “officers” (as such term is defined under the Nasdaq listing standards);
•reviewing and making recommendations to the board of directors regarding the company’s overall compensation strategy and policies;
•reviewing and making recommendations regarding the company’s equity and/or cash incentive plans and other benefit plans and, to the extent as may be permitted or required under such plans, the committee has the power and authority to administer the plans, establishes guidelines, interpret plan documents, select participants, and approve grants and awards thereunder;
•granting equity awards to non-officer employees and consultants in accordance with the terms of the company’s equity incentive plan and to establish compensation policies and practices applicable to non-officer employees;
•evaluating the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking;
•evaluating and making recommendations to the board of directors regarding the compensation of non-employee directors;
•retaining, obtaining the advice of, engaging, compensating and terminating compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions; and
•appointing, compensating and overseeing the work of any of its compensation consultants, legal counsel and other advisors.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of The NASDAQ Stock Market. A copy of the charter of our compensation committee is available on our website. During our fiscal year ended December 31, 2020, our compensation committee did not hold any meetings.
Nominating and Corporate Governance Committee
Mr. Gradwell and Ms. Ciesielski serve on our nominating and corporate governance committee. Mr. Gradwell serves as the chair of the nominating and corporate governance committee. The nominating and corporate governance committee's responsibilities include:
•identifying and recommending to the board of directors nominees for possible election to the board of directors;
•evaluating and making recommendations to the board of directors regarding its size, composition and leadership structure;
•reviewing and assessing the company’s corporate governance guidelines and recommending any proposed changes thereto to the board of directors; and
•reviewing and making recommendations to the board of directors regarding issues of executive officer succession planning and providing oversight with respect to corporate governance matters.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of The NASDAQ Stock Market. A copy of the charter of our nominating and corporate governance committee is available on our website. During our fiscal year ended December 31, 2020, our nominating and corporate governance committee did not hold any meetings.
Compensation Committee Interlocks and Insider Participation
During the last fiscal year, Mr. Stettin and Mr. Kramer served as members of our compensation committee. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. Members of our board of directors are expected to prepare for, attend and participate in all board of director and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider candidates for director recommended by stockholders, so long as such recommendations comply with our amended and restated certificate of incorporation, amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under our amended and restated bylaws, stockholders may also nominate candidates for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Secretary at 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4. To be timely for our 2022 annual meeting of stockholders, our Secretary must receive the nomination no earlier than February 20, 2022 and no later than March 22, 2022.
Communications with the Board of Directors
Our stockholders wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors and mailing the correspondence to our Secretary at MedAvail Holdings, Inc., 6665 Millcreek Drive, Suite 1, Mississauga, Ontario, Canada L5N 5M4. Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors.
Corporate Governance Guidelines and Code of Business Conduct
We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We and our board of directors have been reviewing the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act and the rules of the SEC and The NASDAQ Stock Market.
Based on this review, our board of directors has taken steps to implement many of these provisions and rules. In particular, we have established charters for the audit committee and compensation committee, as well as a code of business conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of business conduct is posted on the Corporate Governance portion of our website. We will post amendments to our code of business conduct or waivers of our code of business conduct for directors and executive officers on the same website.

Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, political, regulatory, legal and compliance, and reputational risk. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the company, as well as at such other times as they deem appropriate.
While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our audit committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities and evaluates the risks inherent in significant transactions.
Director Compensation
As a result of the Merger, each of Robert J. Hariri, Louis Aronne, Christopher Pechock, Victor Mandel, Andrew Ponte, Eric Zaltas and Christopher Dewey resigned, constituting all of the then-serving non-employee directors of the board of directors of MYOS, and all six non-employee directors of Private MedAvail were appointed to our board of directors.
Prior to the completion of our Merger, MYOS non-employee directors received equity compensation in the form of restricted share awards for service on our board of directors or committees, including attending board and committee meetings. MYOS reimbursed directors for travel and other reasonable out-of-pocket expenses related to attendance at meetings of the board of directors and its committees in accordance with company policy.
The practice of Private MedAvail had been to compensate the unaffiliated non-employee directors for their service solely with initial equity awards and not cash payments. Private MedAvail also reimbursed directors for travel and other reasonable out-of-pocket expenses related to attendance at meetings of the board of directors and its committees in accordance with company policy.
Our board of directors approved our Outside Director Compensation Policy in November 2020 to compensate each non-employee director for his or her service. Our board of directors will have the discretion to revise non-employee director compensation as it deems necessary or appropriate. Each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards, as described below:

Cash Compensation. All non-employee directors are entitled to receive the following cash compensation for their services:
•$40,000 per year for services as a board member;
•$20,000 per year additionally for service as chairperson of the audit committee;
•$7,000 per year additionally for service as an audit committee member;
•$10,000 per year additionally for service as chairperson of the compensation committee;
•$7,000 per year additionally for service as a compensation committee member;
•$10,000 per year additionally for service as a nominating and corporate governance committee member; and
•$7,000 per year additionally for service as chairperson of the nominating and corporate governance committee.
Each annual cash retainer and additional annual fee is paid quarterly in arrears on a prorated basis.
Each non-employee director may also elect to receive all or part of his or her cash retainer and additional fee payments in the form of stock options under our 2020 Equity Incentive Plan, or 2020 Plan. Elections to receive cash retainer and additional fee payments in the form of options with respect to services to be performed during the period commencing on the date of an annual meeting of our stockholders, or an Annual Meeting, and ending on the following year’s Annual Meeting must generally be made on or prior to December 31st of the year prior to the year in which such annual period commences, or such earlier deadline as established by our board of directors or compensation committee (an “annual election”). Each individual who first becomes a non-employee director is permitted to elect to convert cash retainer and additional fee payments payable in the same calendar year through the date of the following year’s Annual Meeting into options, provided that the election is made prior to the date the individual becomes a non-employee director (an “initial election”).
All options granted in lieu of cash retainer and additional fee payments will vest in quarterly installments that generally track when cash retainer or additional fee payments would have been paid, with the final vesting event occurring on the date of the next Annual Meeting following the date of grant. Options granted in connection with an annual election will generally be granted on the date of the next Annual Meeting following the calendar year in which the election is made. Options granted in connection with an initial election will generally be granted either on the fifth of the month following the month of the individual’s election or appointment to our board of directors or on the date of the next Annual Meeting that occurs in the same calendar year as the individual’s election or appointment to our board of directors.
Equity Compensation. Non-employee directors are entitled to receive all types of awards (except incentive stock options) under the 2020 Plan (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the Outside Director Compensation Policy. Nondiscretionary, automatic grants of stock options are made to our non-employee directors as follows:
•Initial Option Award. Each person who first becomes a non-employee director will be automatically granted an award of stock options on the date of the first meeting of our board of directors or compensation committee occurring on or after the start date of a non-employee director (each, a "Start Date") with a value equal to the product of (a) $120,000 multiplied by (b) a fraction, (i) the numerator of which is the number of days between such applicable Start Date and the first annual meeting date of stockholders scheduled to occur after such applicable Start Date, and (ii) the denominator of which is 365; provided that the number of shares covered by an Initial Option Award shall be rounded down to the nearest whole share; and provided further that an individual who first becomes a non-employee director on the date of an annual meeting of stockholders will not receive an Initial Option Award and will only receive an Annual Option Award.
•Annual Option Award. On the date following each annual meeting of stockholders, each non-employee director will be granted an award of stock options with a value of $120.000.
The “value” for the options described above means the grant date fair value calculated in accordance with the Black-Scholes option valuation methodology, or such other methodology our board of directors or compensation committee may determine. The term of each option described above will be ten years from the date of grant, subject to earlier termination as provided in the 2020 Plan. The exercise price per share of each option will equal the closing trading price of a share of our common stock on the date of grant.
Subject to the applicable provisions of the 2020 Plan, (i) each Initial Option Award will be scheduled to vest on the earlier of (a) the one-year anniversary of the latest annual meeting of stockholders to occur immediately prior to such applicable Start Date or (b) the date of the next annual meeting of stockholders following the date of grant of such Initial Option Award, subject to the non-employee director continuing to provide services to the Company through each applicable vesting date and (ii) each Annual Option Award will be scheduled to vest on the earlier of (a) the one-year anniversary of the date of grant of such Annual Option Award, or (b) the date of the next annual meeting of stockholders following the date of grant of such Annual Option Award, provided that for either (a) or (b), the non-employee director has remained in continuous service with the Company through the applicable vesting date. Additionally, pursuant to our Outside Director Compensation Policy, in the event of a change in control, each outstanding and unvested equity award, including each Initial Option Award, Additional Initial Option Award and Annual Option Award, held by a non-employee director who remains in continuous service through the date of such change in control will accelerate and fully vest.
Pursuant to our Outside Director Compensation Policy, no non-employee director may be issued, in any fiscal year, cash compensation and equity awards with an aggregate value greater than $400,000 (with the value of each award of stock options based on its grant date value). Any cash compensation paid or equity awards granted to an individual for his or her services as an employee, for his or her services as a consultant (other than as a non-employee director), will not count for purposes of this limitation.
Compensation for Fiscal Year 2020 and 2019
No compensation was earned by or paid to MedAvail’s non-employee directors during the year ended December 31, 2019. The following table sets forth a summary of the compensation received by our non-employee directors during our fiscal year ended December 31, 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Total ($)
Gerard van Hamel Platerink	$0	$0	$0	$0
Gerald Gradwell	$23,750	$0	$36,164	$59,914
Helen Ciesielski	$0	$0	$0	$0
Glen Stettin	$20,833	$0	$36,164	$56,997
Rob Faulkner	$0	$0	$0	$0
Michael Kramer	$27,917	$0	$36,164	$64,081
_________________
(1)The amounts reported represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director for their service as a director during fiscal year 2020, including any annual retainer fees, committee and/or chairpersonship fees.
(2)The amount reported represents the aggregate grant-date fair value of the stock options awarded, calculated in accordance with ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant-date fair value of the options reported in this column are set forth in the section in our Annual Report on Form 10-K for the year ended December 31, 2020 entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates— Share-Based Compensation.”

Options outstanding as of December 31, 2020, held by our non-employee directors were as follows:

Name	Shares Subject to Outstanding Options
Gerard van Hamel Platerink	—
Gerald Gradwell	201,650
Helen Ciesielski	—
Glen Stettin	—
Rob Faulkner	—
Michael Kramer	—
Directors who are also our employees receive no additional compensation for their service as directors. During 2020, Ed Kilroy, who is one of our directors, was also an employee of our company. See “Executive Compensation—Summary Compensation Table” for additional information about the compensation for Mr. Kilroy.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is currently composed of seven (7) members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, two Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.
Nominees
Our nominating and corporate governance committee has recommended, and our board of directors has approved, Mr. Kilroy and Mr. van Hamel Platerink as nominees for election as Class I directors at the Annual Meeting. If elected, each of Mr. Kilroy and Mr. van Hamel Platerink will serve as Class I directors until our 2024 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Mr. Kilroy and Mr. van Hamel Platerink. We expect that each of Mr. Kilroy and Mr. van Hamel Platerink will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
Vote Required
The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. Broker non-votes and abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed PricewaterhouseCoopers LLP (“PwC”), independent registered public accountants, to audit our financial statements for our fiscal year ending December 31, 2021. During our fiscal year ended December 31, 2020, prior to the completion of the Merger, WithumSmith+Brown, PC served as the auditor of MYOS. During our fiscal year ended December 31, 2020, following the Merger, PwC served as our independent registered public accounting firm.
Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Our audit committee is submitting the appointment of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of PwC, our board of directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table represents aggregate fees billed to MYOS for the year ended December 31, 2019 by WithumSmith+Brown, PC and to us for the year ended December 31, 2020 by PricewaterhouseCoopers LLP, respectively. All fees below were approved by our Audit Committee.

	Fiscal Year 2020	Fiscal Year 2019
Audit Fees(1)	$985,739	$63,234
Audit-Related Fees(2)	$45,670	$23,358
Tax Fees	$94,455	$15,483
All Other Fees	$0	$9,683
Total	$1,125,864	$111,758
_________________
(1)Audit Fees consisted of fees for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as reviews of regulatory and statutory filings.
(2)This category consists of assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported above under “Audit Fees.” Audit-related fees.
Auditor Independence
In our fiscal year ended December 31, 2020, there were no other professional services provided by PwC that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to PwC for our fiscal years ended December 31, 2019 and 2020 were pre-approved by our audit committee.
Vote Required
The ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
We are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers (“NEOs”), as disclosed pursuant to SEC rules, including in the section titled “Executive Compensation,” the executive compensation tables and related material included in this Proxy Statement. This proposal, commonly known as a say-on-pay proposal, gives stockholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our NEOs described in this Proxy Statement.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation, compensation tables and narrative discussion and other related disclosure.”
Vote Required
The advisory vote to approve the compensation of our Named Executive Officers, will be approved if the majority of the shares of our common stock present by attendance or by proxy at the virtual Annual Meeting and entitled to vote thereon vote for approval. The result of this vote will be considered the advisory vote of our stockholders. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
Your vote on this proposal is advisory, and therefore not binding on the Company or the Board, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board. Nevertheless, our Board values the opinions of our stockholders and will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on the compensation of our NEOs.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NEOS.

REPORT OF THE AUDIT COMMITTEE
The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of The NASDAQ Stock Market and rules and regulations of the SEC. The audit committee operates under a written charter approved by the board of directors, which is available on the company’s website. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee will review and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
With respect to the company’s financial reporting process, the management of the company is responsible for (1) establishing and maintaining internal controls and (2) preparing the company’s financial statements. The company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for auditing these financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the company’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:
•reviewed and discussed the audited financial statements with management and PwC;
•discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PwC its independence.
Based on the audit committee’s review and discussions with management and PwC, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the audit committee of the board of directors:
Michael Kramer (Chairperson)
Gerald Gradwell
Helen Ciesielski
This report of the audit committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of April 1, 2021. Our executive officers are appointed by, and serve at the discretion of, our board of directors. Each of our executive officers serves at the discretion of our board of directors and holds office until his successor is duly elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Ed Kilroy	61	Chief Executive Officer, President and Director
Ryan Ferguson	46	Chief Financial Officer, Treasurer and Secretary
David Rawlins	40	Chief Commercial Officer
Neil Prezioso	62	Chief Pharmacy Officer
Will Misloski	50	Chief Marketing Officer
Ed Kilroy. Mr. Kilroy has served as our President and Chief Executive Officer and a member of our board of directors since November 2020 and has served as Private MedAvail's President and Chief Executive Officer and a member of Private MedAvail's board of directors since November 2012. Mr. Kilroy previously served as Chief Executive Officer of Symcor, one of Canada's largest providers of business and payments processing services from January 2005 to November 2010. Prior to that, Mr. Kilroy served as President of IBM Canada Ltd. from April 2000 to January 2005. Mr. Kilroy received a B.A. in Administrative Sciences from Yale University.
Ryan Ferguson. Mr. Ferguson has served as our Chief Financial Officer since November 2020 and has served as Private MedAvail's Chief Financial Officer since January 2020. From July 2018 to August 2019, Mr. Ferguson served as Chief Financial Officer of Pediatric Dental Brands, a dental service organization providing pediatric dental and orthodontic services throughout the southwestern United States. From February 2015 to July 2018, Mr. Ferguson held various leadership positions at Keap (formerly Infusionsoft), a software company providing customer relationship management solutions, where he most recently served as Vice President of Finance & Analytics. From February 2008 to January 2014, Mr. Ferguson served as Director of Investor Relations at First Solar, a manufacturer of solar panels. Mr. Ferguson received a B.S. in Information Systems from Brigham Young University, an M.B.A., with specialization in Finance, and a Master of Healthcare Management from Arizona State University.
David Rawlins. Mr. Rawlins has served as our Chief Commercial Officer since March 2020 and from May 2019 to March 2020, served as our Chief Strategy Officer and interim Chief Financial Officer. Mr. Rawlins comes with an extensive background in strategic and financial analysis, and previously served as Managing Director of Redmile Group, LLC, a health care-focused investment firm based in San Francisco and New York from 2010 to April 2019. Prior to Redmile, Mr. Rawlins was an Executive Director at Morgan Stanley, working in the firm’s institutional equities division from 2002 to 2010. Mr. Rawlins received a B.A. in experimental psychology and an MSc. in experimental psychology from Oxford University. Mr. Rawlins brings an extensive knowledge and understanding of the complexities, regulations and incentives of the US healthcare system.
Neil Prezioso. Mr. Prezioso has served as our Chief Pharmacy Officer since August 2019. Mr. Prezioso comes with an extensive background in pharmacy operations and pharmacy benefit management. Prior to MedAvail, from June 2018 to July 2019, Mr. Prezioso served as the Operations Leader for CVS Health, responsible for the leading the integration and build out of operations for IngenioRx. Prior to CVS, from December 2012 to May 2018, Mr. Prezioso served as the Chief Operating Officer for DaVitaRx, a company specialized in renal care pharmacy to serve patients with kidney disease. Prior to DaVitaRx, from 1989 to 2012, Mr. Prezioso served as Senior Vice President of Healthcare Operations at Medco Health Solutions, a pharmacy benefits management company. Mr. Prezioso received a B.S. in Pharmacy from The Ohio State University.
Will Misloski. Mr. Misloski has served as our Chief Marketing Officer since June 2018. Mr. Misloski previously served as Senior Vice President of Customer Marketing at GoDaddy Inc., an internet domain registrar and web hosting company, from December 2016 to June 2018. Prior to GoDaddy, from December 2014 to December 2016, Mr. Misloski served as Senior Vice President of Marketing at Raise.com, an online marketplace for gift cards. Mr. Misloski received a B.S. in Finance from the University of Illinois at Urbana-Champaign and a Master of Science in Integrated Marketing Communications at Northwestern University.

EXECUTIVE COMPENSATION
Processes and Procedures for Compensation Decisions
Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, including the directors. Our Chief Executive Officer and Chief Financial Officer also make compensation recommendations for our other executive officers and initially propose the corporate and departmental performance objectives under our Executive Incentive Compensation Plan to the compensation committee.
The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.
Fiscal 2020 Summary Compensation Table
The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our Chief Executive Officer and our two other most highly compensated executive officers in our fiscal year ended December 31, 2020. The individuals listed in the table below are our named executive officers for our fiscal year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Ed Kilroy	2020	275,764	137,275	0	27,732	0	0	440,771
Chief Executive Officer, President and Director	2019	320,318	0	0	0	0	0	320,318
Joseph Mannello (3)	2020	16,970	0	267,372	0	0	11,310	295,652
Former Chief Executive Officer	2019	23,660	0	23,663	0	0	947	48,270
Ryan Ferguson (4)	2020	249,265	140,431	0	162,550	0	0	552,246
Chief Financial Officer	2019	0	0	0	0	0	0	0
Neil Prezioso	2020	319,577	119,000	0	0	0	0	438,577
Chief Pharmacy Officer	2019	152,354	58,333	0	108,931	0	0	319,618
_________________
(1)Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts (other than those of Joseph Mannello) in Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K, filed March 31, 2021, for the fiscal year ended December 31, 2020, and incorporated by reference herein. With respect to Joseph Mannello, the assumptions used in determining the grant date fair value of these awards for their respective years are set forth in Part IV, Item 15, “Notes to Consolidated Financial Statements: Note 11 – Stock Compensation” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)Unless otherwise indicated, “All Other Compensation” consists solely of the value of 401(k) matching payments made by the Company.
(3)Mr. Mannello resigned as Chief Executive Officer of the Company in connection with the Merger.
(4)Compensation information for the fiscal year ended 2019 is omitted as such executive was not a named executive officer in such fiscal year.
Executive Employment Agreements
We have entered into employment letters with each of our named executive officers. Each letter has no specific term and provides for at-will employment.

We entered into an offer letter agreement with Mr. Kilroy in November 2012. The agreement is for an unspecified term and entitles Mr. Kilroy to an initial annual base salary of $300,000 CAD. Mr. Kilroy’s current annual base salary is $473,000 CAD. The agreement also provides that he will be eligible to receive a bonus as determined by MedAvail and based upon his performance and the attainment of company objectives. In connection with Mr. Kilroy entering into his offer letter agreement, and pursuant to its terms, Private MedAvail issued Mr. Kilroy an option to purchase 317,554 shares of Private MedAvail common stock, subject to standard vesting provisions. Such options converted into options to purchase the Company's common stock in connection with the closing of the Merger at the Exchange Ratio. Pursuant to the terms of the agreement, Mr. Kilroy is subject to certain to certain obligations relating to confidentiality, non-solicitation and intellectual property. Further provisions of the agreement are discussed below in the section entitled, “Potential Payments Upon Termination of Employment or Change in Control.”
We entered into an offer letter agreement with Mr. Prezioso in June 2019. The agreement is for an unspecified term and entitles Mr. Prezioso to an initial annual base salary of $350,000. Mr. Prezioso’s current annual base salary is $350,000. The agreement also provides that he will be eligible to receive a bonus of up to 40% of base salary based upon his performance and the attainment of company objectives. In connection with Mr. Prezioso entering into his offer letter agreement, and pursuant to its terms, Private MedAvail issued Mr. Prezioso an option to purchase 142,600 shares of Private MedAvail common stock, subject to standard vesting provisions. Such options converted into options to purchase the Company's common stock in connection with the closing of the Merger at the Exchange Ratio. Pursuant to the terms of the agreement, Mr. Prezioso is subject to certain obligations relating to non-disparagement, confidentiality, non-solicitation and intellectual property.
We entered into an offer letter agreement with Mr. Ferguson in December 2019. The agreement is for an unspecified term and entitles Mr. Ferguson to an initial annual base salary of $285,000. Mr. Ferguson’s current annual base salary is $293,550. The agreement also provides that he will be eligible to receive a bonus of up to 40% of base salary based upon his performance and the attainment of company objectives. In connection with Mr. Ferguson entering into his offer letter agreement, and pursuant to its terms, Private MedAvail issued Mr. Ferguson an option to purchase 197,841 shares of Private MedAvail Common Stock, subject to standard vesting provisions. Such options converted into options to purchase the Company's common stock in connection with the closing of the Merger at the Exchange Ratio. Pursuant to the terms of the agreement, Mr. Ferguson is subject to certain obligations relating to non-disparagement, confidentiality, non-solicitation and intellectual property.
Pension Benefits and Nonqualified Deferred Compensation
We do not provide a defined benefit pension plan for our employees, and none of our named executive officers participated in a nonqualified deferred compensation plan in 2020.
Potential Payments upon Termination or Change of Control
We do not currently have any formal severance agreements or any contracts in place with executives for termination or change in control payments. However, we have historically provided negotiated separation packages that are either comparable to market practices or in compliance with local law. Our 2018 Equity Incentive Plan and 2020 Equity Incentive Plan provide for acceleration of options and other equity awards upon a change in control.
Pursuant to the terms of his offer letter agreement, upon termination of his employment without cause, Mr. Kilroy is entitled to receive twelve months of base salary. In addition, if Mr. Kilroy’s employment is terminated without cause in the six-month period following a change in control, the vesting of his outstanding equity awards accelerates.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding equity awards held by our named executive officers at December 31, 2020.

				Option Awards			Stock Awards
Name	Grant Date (1)	Vesting Commencement Date (3)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested ($)(3)
Ed Kilroy	11/5/2012	11/5/2012	350,811	—	$2.087 CAD	11/5/2022	—	—	—	—
	4/12/2013	4/12/2013	81,715	—	$2.087 CAD	4/12/2023	—	—	—	—
	12/23/2013	12/23/2013	127,171	—	$2.087 CAD	12/23/2023	—	—	—	—
	2/18/2015	2/18/2015	108,388	—	$2.087 CAD	2/18/2025	—	—	—	—
	7/27/2016	7/27/2016	92,160	—	$2.087 CAD	7/27/2026	—	—	—	—
	2/17/2017	2/17/2017	5,136	212	$2.087 CAD	2/17/2027	—	—	—	—
	9/1/2018	9/1/2018	40,505	12,655	$2.087 CAD	9/1/2028	—	—	—	—
	9/1/2018	9/1/2018	28,512	10,691	$2.087 CAD	9/1/2028	—	—	—	—
	4/24/2020	4/24/2020	42,325	—	$1.7061 CAD	4/24/2030	—	—	—	—
Joseph Mannello	—	—	—	—	—	—	—	—	—	—
Ryan Ferguson	4/24/2020	4/24/2020	249,319	153,935	$1.7061 CAD	4/24/2030	—	—	—	—
Neil Prezioso	12/12/2019	12/12/2019	179,704	131,032	$1.7061 CAD	12/12/2029	—	—	—	—
_______________
(1)Each of the outstanding stock options was granted pursuant to our 2018 MedAvail Equity Incentive Plan or the 2012 MedAvail Stock Option Plan.
(2)This column represents the fair market value of our common stock on the date of grant, as determined by our board of directors.
(3)Each of the option grants, with the exception of the grants on April 24, 2020, vest ratably over four years in monthly segment such that 1/48th of the award vests each month. With respect to the grants made on April 24, 2020, those grants vested immediately.
Equity Compensation Plan Information
All of our equity compensation plans have been approved by our stockholders. The following table provides information as of December 31, 2020, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(3)	(Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plan Approved by Stockholders(1)(2)	2,386,417	$0.76	4,220,000

Equity Compensation Plan Not Approved by Stockholders	—	—	—
Total	2,386,417		4,220,000
_________________
(1)Includes the following plans: 2018 MedAvail Equity Incentive Plan (the “2018 Plan”), the 2012 MedAvail Stock Option Plan (the “2012 Plan”), the 2020 Equity Incentive Plan (the “2020 Plan”) and the 2020 Employee Stock Purchase Plan (the “2020 ESPP”). Our 2020 Plan provides that on January 1st of each fiscal year commencing in 2021 and ending on (and including) 2031, the number of shares authorized for issuance under the 2020 Plan is automatically increased by a number equal to the lesser of (i) 5,000,000 shares; (ii) 5% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year or; (iii) such other amount as our board of directors may determine. Our 2020 ESPP provides that on January 1st of each fiscal year commencing in 2021 and ending on (and including) 2031, the number of shares authorized for issuance under the 2020 ESPP is automatically increased by a number equal to the lesser of (i) 1,000,000 shares; (ii) 1% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year; or (iii) such other amount as our board of directors may determine.
(2)In connection with the Merger, we assumed the 2018 Plan and the 2020 Plan from Private MedAvail, pursuant to which Private MedAvail had issued equity awards to employees, directors, and consultants. Upon the closing of the Merger, those awards became exercisable for shares of our common stock.
(3)The weighted average exercise price relates solely to outstanding stock option shares.
Results of “Say on Pay” Advisory Vote on Executive Compensation
Our stockholder advisory votes on executive compensation are held every three years. The most recent stockholder advisory vote occurred at the MYOS 2019 annual meeting of stockholders, which was prior to the Merger. As discussed above, in connection with the Merger, all of the executive officers and members of board of directors of MYOS prior to the Merger resigned, and our current executive officers and seven members of our board of directors were appointed to their applicable offices, concurrent with the closing of the Merger. Additionally, the compensation of our current executive officers that was in place following the Merger was determined by the board of directors of Private MedAvail. For those reasons, the 2019 stockholder advisory vote was not relevant to our compensation practices in 2020. However, the compensation committee intends to monitor the results of future advisory votes and will consider such results in making its executive compensation recommendations to our board of directors.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the section titled “Executive Compensation” with management. Based on such review and discussion, the compensation committee has recommended to the board of directors that the section titled “Executive Compensation” be included in this proxy statement.
Respectfully submitted by the members of the compensation committee of the board of directors:

Glen Stettin (Chairperson)
Michael Kramer

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 1, 2021 for:
•    each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
•    each of our executive officers;
•    each of our directors and nominees for director; and
•    all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of our capital stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 31,939,898 shares of our common stock outstanding as of April 1, 2021. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options held by the person that are currently exercisable or exercisable within 60 days of April 1, 2021. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o MedAvail Holdings, Inc., 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Beneficial Ownership as of April 1, 2021
	Number of Shares(2)	Percentage
5% and Greater Stockholders
Entities affiliated with Redmile Group, LLC(1)	12,029,652	37.3%
Investment funds associated with Ally Bridge Group(2)	6,806,731	21.3%
Entities affiliated with Pura Vida Investments, LLC(3)	2,609,497	8.2%
Entities affiliated with Lewis & Clark Ventures(4)	2,349,602	7.2%
Adage Capital Partners, L.P.(5)	2,251,980	7.0%
Named Executive Officers and Directors
Ed Kilroy(6)	840,446	2.6%
Joseph Mannello(7)	17,838	*
Ryan Ferguson(8)	87,250	*
Neil Prezioso(9)	72,479	*
Gerard van Hamel Platerink	—	*
Gerald Gradwell(10)	201,650	*
Helen Ciesielski	—	*
Glen Stettin	—	*
Rob Faulkner	—	*
Michael Kramer	—	*
All directors and executive officers as a group (10 persons)(11)	1,219,663	3.7%

_________________
*Represents ownership of less than 1%.
(1)Consists of (i) 270,384 shares of common stock and 27,037 common stock purchase warrants held of record by RAF, L.P., (ii) 1,595,777 shares of common stock and 82,789 common stock purchase warrants held of record by Redmile Private Investments I, L.P., (iii) 463,838 shares of common stock and 11,301 common stock purchase warrants held of record by Redmile Capital Offshore Master Fund, Ltd., (iv) 1,803,559 shares of common stock held of record by Redmile Capital Offshore II Master Fund, Ltd., (v) 1,612,875 shares of common stock and 69,090 common stock purchase warrants held of record by Redmile Capital Fund, L.P., (vi) 1,187,939 shares of common stock and 61,628 common stock purchase warrants held of record by Redmile Private Investments I Affiliates, L.P., (vii) 1,898,965 shares of common stock and 53,081 common stock purchase warrants held of record by Redmile Strategic Master Fund, LP, (viii) 649,621 shares of common stock held of record by P Redmile Ltd, and (ix) 2,205,723 shares of common stock held of record by RedCo I, L.P. Redmile Group, LLC is the investment manager/adviser to each of the private investment vehicles listed in items (i) through (ix) (collectively, the “Redmile Funds”) and, in such capacity, exercises sole voting and investment power over all of the shares held by the Redmile Funds and may be deemed to be the beneficial owner of these shares. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares. Gerard van Hamel Platerink and Rob Faulkner are Managing Directors of Redmile Group, LLC, and each serves as a director of MedAvail and will serve as a director of the issuer following the closing of the Merger. The address for the Redmile Funds is c/o Redmile Group, LLC, One Letterman Drive, Bldg D, Ste D3-300, San Francisco, CA 94129.
(2)Consists of (i) 3,885,951 shares of common stock held of record by ABG WTT-MedAvail Limited (“ABG WTT”) and (ii) 2,920,780 shares of common stock held of record by Ally Bridge MedAlpha Master Fund L.P. (“MedAlpha”). ABG WTT is wholly owned by Ally Bridge Group-WTT Global Life Science Capital Partners, L.P. Voting and investment decisions with respect to any securities owned by ABG WTT are made by the investment committee of ABG-WTT Global Life Science Capital Partners GP Limited, the general partner of ABG-WTT Global Life Science Capital Partners GP, L.P., which is the general partner of Ally Bridge Group-WTT Global Life Science Capital Partners, L.P. As such, each of the foregoing entities may be deemed to share beneficial ownership of the shares held by ABG-WTT. Each of them disclaims any such beneficial ownership. Mr. Yu Fan indirectly controls each of Ally Bridge MedAlpha Management GP, LLC and Ally Bridge Group (NY) LLC. Ally Bridge (NY) LLC and Ally Bridge MedAlpha Management L.P., acting through its general partner Ally Bridge MedAlpha Management GP, LLC manage MedAlpha’s investments. As such, each of the foregoing entities and Mr. Yu Fan may be deemed to share beneficial ownership of the shares held by MedAlpha. Each of them disclaims any such beneficial ownership. The principal business address for all entities and individuals affiliated with Ally Bridge Group is Unit 3002-3004, 30/F., Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.
(3)Consists of (i) 997,726 shares of common stock and 3,184 common stock purchase warrants held of record by Pura Vida SPV I, LLC, (ii) 1,133,219 shares of common stock and 52,165 common stock purchase warrants held of record by Pura Vida Master Fund Ltd., (iii) 279,097 shares of common stock held of record by Segregated Account Highmark Long/Short Equity 20, (iv) 72,053 shares of common stock held of record by Walleye Opportunities Master Fund, Ltd., and (v) 72,053 shares of common stock held of record by Walleye Manager Opportunities, LLC (collectively, with the entities listed in items (i) through (iv), the “Pura Vida Funds”). Pura Vida Investments, LLC (“PVI”) serves as the investment manager to each of the entities listed in items (i) through (iii) and as the investment sub-advisor to each of the entities listed in items (iv) and (v). Efrem Kamen serves as the managing member of PVI. By virtue of these relationships, PVI and/or Mr. Kamen may be deemed to have shared voting and dispositive power with respect to the common stock owned directly by the Pura Vida Funds, which shall not be deemed an admission that PVI and/or Mr. Kamen are beneficial owners of the common stock and common stock purchase warrants for purposes of Section 13 of the Securities Exchange Act of 1934, as amended, or for any other purpose. Each PVI and Mr. Kamen disclaims beneficial ownership of the common stock and common stock purchase warrants reported herein except to the extent of PVI’s and/or Mr. Kamen’s pecuniary interest therein. The address for the entities affiliated with PVI is c/o Pura Vida Investments, LLC, 150 East 52nd Street, Suite 32001, New York, NY 10022.
(4)Consists of (i) 1,496,765 shares of common stock and 494,818 common stock purchase warrants held of record by Lewis & Clark Ventures I Parallel Fund, LP, (ii) 287,341 shares of common stock and 70,678 common stock purchase warrants held of record by Lewis & Clark Ventures I, LP. Lewis & Clark Venture Capital, LLC is the general partner of each of the entities listed in items (i) and (ii) (collectively, the “Lewis & Clark Affiliates”) and, in such capacity, exercises sole voting and investment power over all of the shares held by the Lewis & Clark Affiliates and may be deemed to be the beneficial owner of these shares. Thomas J. Hillman serves as the manager of Lewis & Clark Venture Capital, LLC and Mr. Hillman disclaims beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address for the Lewis & Clark Affiliates is c/o Lewis & Clark Venture Capital, LLC, 120 S. Central Avenue, Suite 1000, St. Louis, MO 63105.
(5)Consists of 2,195,702 shares of common stock and 56,278 common stock purchase warrants held of record by Adage Capital Partners, L.P. (the “Fund”). Adage Capital Partners, GP, LLC (“ACPGP”) serves as the general partner of the Fund and as such has discretion over the portfolio of securities beneficially owned by the Fund. Adage Capital Advisors, LLC (“ACA”) is managing member of ACPGP and directs ACPGP’s operations. Robert Atchinson and Phillip Gross are the managing members of ACPGP and ACA and general partners of the Fund. Robert Atchinson and Phillip Gross disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. The address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.
(6)Consists of 840,446 shares of common stock issuable pursuant to options exercisable within 60 days of April 1, 2021.
(7)Consists of 17,838 shares of common stock held of record by Joseph Mannello.
(8)Consists of 87,250 shares of common stock issuable pursuant to options exercisable within 60 days of April 1, 2021.
(9)Consists of 72,479 shares of common stock issuable pursuant to options exercisable within 60 days of April 1, 2021.
(10)Consists of 201,650 common stock purchase warrants held of record by Dowth International Limited (“Dowth”). Gerald Gradwell is the chairman and the majority shareholder of Dowth. Mr. Gradwell may be deemed to have shared voting and dispositive power with respect to the shares held by Dowth. Mr. Gradwell disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in such shares, if any.
(11)Consists of (i) 17,838 shares of common stock held by our current directors and named executive officers and entities affiliated with certain of our current directors and executive officers, (ii) 1,000,175 shares of common stock issuable pursuant to stock options held by such directors and executive officers and exercisable within 60 days of April 1, 2021, and (iii) 201,650 common stock purchase warrants held by such directors and executive officers.

RELATED PERSON TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.
Warrants Issued to Entities affiliated with Lewis & Clark Venture Capital, LLC
On February 11, 2020, Private MedAvail issued warrants exercisable for 245,755 shares of Private MedAvail common stock were issued to entities affiliated with Lewis & Clark Venture Capital, LLC ("LCV") pursuant to the First Addendum to Series E Preferred Stock Purchase Agreement, dated May 9, 2018 (the "2017 Series E Addendum") and a letter agreement with LCV dated March 4, 2019 (the "2019 LCV Letter Agreement") and the achievement of certain milestones as set forth therein.
On June 29, 2020, Private MedAvail issued to LCV warrants exercisable for 67,379 shares of Private MedAvail common stock, and having an exercise price of $0.01 per share, in connection with the termination of the 2019 LCV Letter Agreement.
2020 Convertible Debt Financing
From May 2020 to October 2020, Private MedAvail issued to investors an aggregate principal amount of $12,652,775 in convertible promissory notes (the "2020 Convertible Debt Financing"). These promissory notes (the "Notes"), accrued interest at a rate of 10% per annum. Prior to the closing of the Merger and in connection with the Private Placement, as described below, the Notes converted into 1,527,656 shares of Private MedAvail common stock. Shares of Private MedAvail common stock converted into shares of our common stock in connection with the closing of the Merger at the Exchange Ratio.
Concurrently with its Note investment, each holder of a Note received a warrant to purchase a number of shares of Private MedAvail common stock equal to 10% of the original principal amount of such holder’s Note divided by US $8.27. Private MedAvail issued to the Note investors warrants to purchase an aggregate of 152,984 shares of Private MedAvail common stock under the 2020 Convertible Debt Financing. Warrants to purchase Private MedAvail common stock converted into warrants to purchase our common stock in connection with the closing of the Merger at the Exchange Ratio.
The following table sets forth the names of our directors, executive officers and holders of more than 5% of our outstanding common stock and their affiliates who participated in the 2020 Convertible Debt Financing.

Name	Principal Amount
Entities affiliated with Redmile Group, LLC	$5,912,744
Entities affiliated with Lewis & Clark Venture Capital, LLC	$929,918
Adage Capital Partners, L.P.	$993,853
Entities affiliated with Pura Vida Investments, LLC	$3,114,010
Private Placement
In November 2020, Private MedAvail issued and sold a total of 11,317,611 shares of Private MedAvail common stock (the "Private Placement Shares"), including 9,789,955 shares of Private MedAvail common stock to purchasers for an aggregate cash purchase price of $83.9 million, and 1,527,656 shares of Private MedAvail common stock to the holders of the Notes in connection with the conversion of the Notes (the "Private Placement").

Shares of Private MedAvail common stock converted into shares of the Company's common stock in connection with the closing of the Merger at the Exchange Ratio.
The following table sets forth the names of our directors, executive officers and holders of more than 5% of our outstanding common stock and their affiliates who participated in the Private Placement.

Name	Shares of Private MedAvail Common Stock	Total Purchase Price
Investment funds associated with Ally Bridge Group	5,250,874	$44,999,990.18
Adage Capital Partners, L.P.	413,275	$3,541,772.85
Entities affiliated with Lewis & Clark Venture Capital, LLC	172,083	$1,474,757.13
Entities affiliated with Pura Vida Investments, LLC	1,301,613	$11,154,833.03
Entities affiliated with Redmile Group, LLC	2,469,238	$21,161,407.57
Stockholder Agreements
In December 2019, Private MedAvail entered into the Amended and Restated Investors’ Rights Agreement, as subsequently amended and restated on or about October 9, 2020 (the "Rights Agreement"), the Amended and Restated Right of First Refusal Agreement (the "ROFR Agreement"), and the Amended and Restated Voting Agreement (the "Voting Agreement"), with certain holders of its preferred stock and certain holders of its common stock. Such agreements provide for, among other things, voting rights and obligations, information rights, rights of first refusal and registration rights. The following directors, executive officers and holders of more than 5% of our outstanding common stock and their affiliates are parties to these agreements:
1.Adage Capital Partners, L.P.
2.Entities affiliated with Lewis & Clark Venture Capital, LLC
3.Entities affiliated with Pura Vida Investments, LLC
4.Entities affiliated with Redmile Group, LLC
The ROFR Agreement and the Voting Agreement terminated upon the closing of the Merger. The Rights Agreement and the registration rights set forth therein survived the closing of the Merger as a continuing obligation of the Company. In the event that we are unable to register the shares that are subject to the Rights Agreement within the time periods set forth therein, the holders of such securities are entitled to liquidated damages from the Company.
Change of Control and Severance Agreements
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Additionally, we will continue to fulfill and honor in all respects the obligations of MYOS which existed prior to the Merger to indemnify MYOS’s former directors and officers and their heirs, executors and assigns. Following the Merger, any provisions relating to the indemnification and elimination of liability for monetary damages set forth in the articles of incorporation or bylaws of MYOS, as amended, will not be amended, repealed or otherwise modified for a period of six (6) years from the Merger in any manner that would adversely affect the rights thereunder of individuals who, at the time of the Merger, were directors, officers, employees or agents of MYOS.
Other Transactions
We have entered into employment arrangements with certain current and former executive officers. See “Executive Compensation—Executive Employment Letters.”

Policies and Procedures for Related Party Transactions
Our board of directors has approved a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. We did not have a formal review and approval policy for related party transactions at the time of any of the transactions described above. However, all of the transactions described above were entered into after presentation, consideration and approval by our board of directors.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2020, all of our officers, directors and greater than 10% beneficial owners have complied with Section 16(a) filing requirements on a timely basis, with the exception of a Form 4 for Andrew Joel Ponte reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, a Form 4 for Christopher C. Dewey reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, a Form 4 for Christopher Pechock reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, a Form 4 for Joseph Mannello reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, a Form 4 for Victor E. Mandel reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, a Form 4 for Robert J. Hariri reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, a Form 4 for Louis J. Aronne reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, and a Form 4 for Eric Zaltas reporting an acquisition of Common Stock on March 31, 2020, which was due on April 2, 2020, but was filed on April 6, 2020, all due to administrative error.
Fiscal Year 2020 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2020 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.medavail.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to MedAvail Holdings, Inc., Attention: Investor Relations, 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4.
*    *    *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,
/s/ Ed Kilroy
Chief Executive Officer Ontario, Canada April 30, 2021

Your **Vote** Counts!

MEDAVAIL HOLDINGS, INC.

2021 Annual Meeting
Vote by June 28, 2021
11:59 PM ET

D54306-P56723

You invested in MEDAVAIL HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 29, 2021.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 29, 2021
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/MDVL2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D54307-P56723

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MDVL2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D54303-P56723 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MEDAVAIL HOLDINGS, INC.

Our board of directors recommends a vote:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. To elect two Class I directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;	☐	☐	☐	______________

Nominees:

01) Ed Kilroy
02) Gerard van Hamel Platerink

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D54304-P56723

MEDAVAIL HOLDINGS, INC.
Annual Meeting of Stockholders
June 29, 2021 11:00 am EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ed Kilroy, Chief Executive Officer, and Ryan Ferguson, Chief Financial Officer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MEDAVAIL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM EDT on June 29, 2021, virtually at www.virtualshareholdermeeting.com/MDVL2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side